SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report:  May 5, 2005

ZONES, INC.

(Exact name of Registrant as Specified in its Charter)

WASHINGTON	0-28488	91-1431894
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer of Identification Number)

1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:  (253) 205-3000

________________________________

Click the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 5, 2005, at a meeting of the Board of Directors (the “Board”) of Zones, Inc. (the “Company”), the Board approved the terms of an incentive program under which certain executive vice presidents are eligible to receive bonuses.  The program is designed to reward achievement at specified levels of Company and individual performance.  The text of the incentive program is furnished as Exhibit 99.1.

At the May 5, 2005 meeting of the Board, the terms of board meeting fees and basic compensation for the members of the Board were determined.  The summary of the board meeting fees and basic compensation is furnished as Exhibit 99.2.

Lastly, effective May 5, 2005, the Board amended the 1999 Director Stock Option Plan to suspend all grants under the Plan indefinitely, or until otherwise amended by the Board.

Item 2.02.  Results of Operations and Financial Condition.

On May 5, 2005, Zones, Inc. issued a press release announcing its first quarter 2005 results of operations.  A copy of the press release is furnished as Exhibit 99.4.

The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws

Effective on May 5, 2005, the Board of Directors of the Company amended the Bylaws to decrease the number of directors from seven to five.  The text of the amendment is furnished as Exhibit 99.5.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1, Summary of Executive Vice President Incentive Program.

Exhibit 99.2, Summary of board meeting fees and basic compensation for members of the Board of Directors.

Exhibit 99.3, Summary of the Amendment to the 1999 Director Stock Option Plan.

Exhibit 99.4, Press release dated May 5, 2005, announcing first quarter 2005 earnings.

Exhibit 99.5, Text of the Amendment to the Amended and Restated Bylaws.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

ZONES, INC.

Dated: May 9, 2005	/s/ RONALD P. MCFADDEN
By: Ronald P. McFadden Its: Secretary and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT No.	DESCRIPTION

99.1	Summary of Executive Officer Incentive Program
99.2	Summary of board meeting fees and basic compensation for members of the Board of Directors
99.3	Summary of the Amendment to the 1999 Directors Stock Option Plan
99.4	Press Release, dated May 5, 2005
99.5	Text of the Amendment to the Amended and Restated Bylaws